                                 EXHIBIT 10.2

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of March 30, 1996, by and among ASTHMA & ALLERGY CAREAMERICA, INC., a Delaware corporation ("AACA"); its parent company, VIVRA INCORPORATED, a Delaware corporation ("VIVRA") (VIVRA is entering into this Agreement solely for the purposes set out in Section 6 hereof); POLLARD & SUBLETT, PSC, a Kentucky professional service corporation ("P&S"); and P&S's shareholders, Stephen J. Pollard, M.D., an individual resident of Kentucky ("Pollard") and James L. Sublett, M.D., an individual resident of Kentucky ("Sublett") (with Pollard and Sublett being collectively referred to herein as the "P&S Physicians").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, P&S owns and operates an allergy practice with its principal office location located at 9800 Shelbyville Road, Suite 220, Louisville, Kentucky 40223, together with its satellite locations in the Louisville, Kentucky area including those in the New Albany and Madison, Indiana (collectively the "Business");

     WHEREAS, the P&S Physicians own all of the outstanding stock of P&S;

     WHEREAS, the parties desire to merge P&S with and into AACA, with AACA being the surviving corporation in the merger, in exchange for VIVRA Common Stock;

     WHEREAS, for federal income tax purposes, it is intended that the merger shall qualify as a "reorganization" within the provisions of Section 368 of the Internal Revenue Code of 1986, as amended;

     WHEREAS, for accounting purposes, it is intended that the merger shall be accounted for as a pooling of interests;

     WHEREAS, P&S and the P&S Physicians have entered into that certain Master Merger Agreement of even date with AACA, P&S, Allergy & Asthma Research Institute, Inc. ("AARI"), Pollard and Sublett which contemplates that AARI will merge into AACA at the same time that P&S merges into AACA;

     WHEREAS, the merger of P&S into AACA is subject to the simultaneous consummation of the merger of AARI into AACA;

     WHEREAS, AACA and the P&S Physicians wish for there to be formed a new Kentucky professional service corporation ("Newco") through which the P&S Physicians and other physicians shall be employed to practice medicine; and

     WHEREAS, the parties wish for the P&S Physicians, Newco and AACA to enter into certain agreements as conditions precedent to the consummation of the merger of P&S into AACA as set forth in the Master Merger Agreement,

     NOW, THEREFORE, in consideration of these premises and the agreements contained herein, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

SECTION 1.  THE MERGER.
            ----------

     1.1    AGREEMENT TO MERGE.  On the terms, subject to the conditions, and
            ------------------
for the consideration hereinafter stated, the parties hereto agree that P&S shall be merged with and into AACA, with AACA being the surviving corporation (the "Surviving Corporation"). The merger of P&S with and into AACA (the "Merger") shall become effective as of the "Effective Time" (as hereinafter defined).

     1.2    EFFECTIVE TIME OF MERGER.  At or prior to the "Closing" (as
            ------------------------
hereinafter defined), AACA, on the one hand, and P&S on the other hand, shall execute a certificate of merger in the form attached hereto on Exhibit 1.2(i)
                                                               --------------
(the "Certificate of Merger") and Articles of Merger in the form attached hereto as Exhibit 1.2(ii) (the "Articles of Merger") to effect the Merger in accordance
   ---------------
with all appropriate legal requirements and shall deliver and file such Certificate of Merger as required by the Delaware General Corporation Law and such Articles of Merger as are required by the Kentucky Professional Service Corporation Act. The Merger shall become effective upon the latter of the time and date of filing with the Delaware Secretary of State or the time and date of filing with the Kentucky Secretary of State, or at such later date and time as may be specified by mutual agreement of the parties in the Certificate of Merger and the Articles of Merger (the time and date of such filing or such later time and date being referred to herein as the "Effective Time").

     1.3    PLAN OF MERGER.  In accordance with the requirements of the Kentucky
            --------------
Business Corporation Act, AACA and P&S hereby adopt the Plan of Merger set forth as Exhibit A to the Articles of Merger (the "Plan of Merger"). If there are any
   ---------
inconsistencies between the provisions of the Plan of Merger and the provisions of this Agreement, the provisions of this Agreement shall prevail.

SECTION 2.  TERMS OF THE MERGER.
            -------------------

     2.1    CERTIFICATE OF INCORPORATION.  The Certificate of Incorporation of
            ----------------------------
AACA immediately prior to the consummation of the Merger shall be the Certificate of Incorporation of the Surviving Corporation until otherwise amended or repealed in accordance with law.

     2.2    BYLAWS.  The Bylaws of AACA immediately prior to the consummation of
            ------
the merger shall be the Bylaws of the Surviving Corporation until otherwise amended or repealed in accordance with law.

     2.3    DIRECTORS AND OFFICERS.  The directors and officers of AACA in
            ----------------------
office immediately prior to the consummation of the Merger shall be the directors and officers of the Surviving Corporation. All such directors and officers shall hold office in accordance with the Surviving Corporation's Certificate of Incorporation, Bylaws and applicable law.

     2.4    MANNER AND BASIS OF CONVERTING SHARES.
            -------------------------------------

            (a) At the Effective Time of the Merger, all of the issued and outstanding shares of common stock, without par value, of P&S (the "P&S Common Stock") prior to the Effective Time of the Merger (other than such shares held by P&S in its treasury) shall, by virtue of the Merger and without any action by the holder thereof, automatically be converted into the "Determined Amount" of the Common Stock, $ .01 par value per share, of VIVRA ("VIVRA Common Stock"). For purposes hereof, the term "Determined Amount" shall mean the number of shares of VIVRA Common Stock calculated by dividing $2,421,420.50 (the "Merger Consideration"), adjusted up or down by the amount of the "Closing Date Adjustment" (as hereinafter defined in Section 2.5(c)), by the average closing price (as quoted by the New York Stock Exchange) of VIVRA Common Stock for the ten-day trading period immediately preceding the fifth day prior to the Closing Date as defined in Section 6 hereof (said average price being referred to herein as the "Closing Price"). Each share of P&S Common Stock held in the treasury of P&S upon the Effective Time of the Merger shall be cancelled, and no consideration shall be issued therefor. The Determined Amount of VIVRA Common Stock less the number of shares and the cash equivalent of fractional shares to be held in escrow as provided in the Escrow Agreement shall be distributed to the P&S Physicians as set forth in Exhibit 2.4 hereof. Fractional shares may be
                                   -----------
paid in cash.

            (b) Except as may be otherwise provided herein, in the event that subsequent to the date of execution of this Agreement but prior to the Effective Time of the Merger, the outstanding shares of VIVRA Common Stock or P&S Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares through a recapitalization, reclassification, stock dividend, stock split or reverse stock split, then an appropriate and proportionate adjustment shall be made in the VIVRA Common Stock to be delivered hereunder.

            (c) At the Closing, the P&S Physicians, jointly and severally, shall surrender their certificates representing all of the P&S Common Stock, duly endorsed for cancellation or marked canceled as may be required by AACA.

     2.5    MERGER CONSIDERATION ADJUSTMENT.
            -------------------------------

            (a) The Merger Consideration deliverable as a number of shares of VIVRA Common Stock hereunder is based on the assumption that P&S's "Net Assets" (as hereinafter defined) as of the Effective Time shall be at least $189,695.40 (the "Agreed Amount"). To the extent that P&S's Net Assets as of the Effective Time shall exceed the Agreed Amount, then the P&S Physicians, in the same percentages as set forth in Exhibit 2.4, shall be entitled to receive additional
                            -----------
shares of VIVRA Common Stock in an amount equal to that number of shares determined by dividing such excess by the Closing Price, and to the extent that P&S's Net Assets as of the Effective Time shall be less than the Agreed Amount, then AACA shall be entitled to receive from the P&S Physicians a return of shares of VIVRA Common Stock in an amount equal to that number of shares determined by dividing such deficit by the Closing Price with such return to be effected by each P&S Physician by a transfer to AACA as provided under the Escrow Agreement.

            (b) For purposes hereof, the term "Net Assets" shall mean the sum of
(i) the value of P&S's "Accounts Receivable" (as hereinafter defined) as of the Effective Time, plus (ii) the value of P&S's fixed assets which, for purposes of this calculation, shall be deemed to be $95,593.77, plus (iii) cash and cash equivalents (including Federal income and Kentucky excise tax refunds applied for prior to the Closing Date but unpaid as of the Effective Time, but solely to the extent collected) minus the amount of all "Liabilities" (as hereinafter
                      -----
defined) of P&S which have not been paid as of the Effective Time. For purposes hereof, the term "Accounts Receivable" shall mean (x) the sum of all receivables P&S posted in accordance with historical practices with respect to the operations of the Business prior to the Effective Time arising from the rendering of services to patients up to the Effective Time, including, without limitation, those from private pay patients, private insurance payers, third party payers or from governmental programs, but not including accounts previously written off by P&S, and not including any accounts receivable for which there is an unposted cash receipt as of the Effective Time, (y) multiplied times ninety percent (90%), which represents an agreed-upon allowance for bad debts and contractual allowances and payer discounts, (z) multiplied times sixty percent (60%), which represents an agreed-upon after-tax realization rate. For purposes hereof, the term "Liabilities" shall mean all liabilities with respect to the operation of the Business and including, without limitation, all liabilities of P&S as of the Effective Time for accrued sick leave and vacation pay of employees of P&S as of the Effective Time and including all liabilities for supplies, inventory and other goods ordered by P&S prior to the Effective Time but not paid for as of the Effective Time, but not including liabilities accruing in the ordinary course of business after the Effective Time under the contracts and leases listed on Exhibit 2.5.
                                                        -----------

            (c) For purposes of establishing the Determined Amount on the Closing Date, the Merger Consideration shall be adjusted initially on or prior to the Closing Date using P&S's December 31, 1995 balance sheet (the "Interim Balance Sheet"). Such initial calculation shall be set forth on a schedule delivered by the P&S Physicians to AACA together with a copy of the Interim Balance Sheet not less than 2 days prior to the Closing. Such initial adjustment shall be deemed to be the "Closing Date Adjustment."

            (d) Within ninety (90) days after the Effective Time (or as soon thereafter as possible), the parties shall make final adjustments to the Merger Consideration (the "Post-Closing Adjustments"). AACA shall furnish to the P&S Physicians, within sixty (60) days after the Effective Time, a balance sheet of P&S with respect to the Business as of the close of business at the Effective Time (the "Closing Balance Sheet") and a statement of AACA's proposed Post-Closing Adjustments. The Closing Balance Sheet will be used to determine any final adjustments to the Merger Consideration. Should the P&S Physicians dispute any of the Post-Closing Adjustments proposed by AACA or the accuracy of the Closing Balance Sheet, the P&S Physicians shall promptly (and in no event later than ten days after receipt of the Closing Balance Sheet and AACA's proposed Post-Closing Adjustments) advise AACA in writing. If after thirty (30) days after delivery of the Closing Balance Sheet, AACA and the P&S Physicians are unable to agree on the amount of the Post-Closing Adjustments, the Physicians and AACA shall engage Ernst & Young, Certified Public Accountants (the "Accountants") to review the Closing Balance Sheet and the proposed Post-Closing Adjustments and to determine the amount of Post-Closing Adjustments, such determination to be made as soon as practicable. In making such review and determination, the Accountants shall utilize the terms and provisions of this Agreement. The decision of the Accountants shall be binding on both the P&S Physicians and AACA. Each of AACA and the P&S Physicians jointly shall pay one-half (1/2) of the reasonable fees and expenses of the engagement of the Accountants.

             (e) If any further adjustments are required in the Determined Amount consideration by virtue of the foregoing provisions, the adjusted number of shares shall be delivered to the party entitled to them or added to the amount to be transferred to AACA under the Escrow Agreement, as the case may be, within 10 days after the adjustments are determined pursuant to the foregoing provisions.

     2.6    HOLDING PERIOD WITH RESPECT TO POOLING.  The P&S Physicians will
            --------------------------------------
hold their shares of VIVRA Common Stock for the required period from the date of issuance until May 31, 1996 or until the date on which the combined financial statements of AACA and P&S are reported, if it should occur earlier, in keeping with the intent of the parties for AACA to account for the Merger as a pooling of interests.

SECTION 3.  CLOSING.
            -------

     3.1    CLOSING AND CLOSING DATE.  The closing (the "Closing") of the Merger
            ------------------------
and the execution and delivery of the Certificate of Merger, the Articles of Merger and the agreements and documents contemplated herein shall take place on March 30, 1996, at 1:00 p.m. EST, at the offices of Hall, Render, Killian, Heath & Lyman, P.S.C., Providian Center, Suite 1530, 400 West Market Street, Louisville, Kentucky 40202, or at such other place and time as may be deemed appropriate by the parties hereto. At or before the Closing, AACA, on the one hand, and P&S, on the other hand, will execute and deliver the Certificate of Merger and the Articles of Merger, and thereafter cause them to be filed as provided in Section 1.2 hereof.

     3.2    ACTION BY AACA.  Upon the terms and subject to the conditions herein
            --------------
contained, at the Closing on the Closing Date, AACA will deliver to the P&S Physicians the following:

     (i)    The certificates referred to in Section 9.1 hereof;

     (ii) The opinion of counsel for AACA in form and substance satisfactory to P&S and the P&S Physicians;

     (iii) Resolutions of the Board of Directors of AACA, certified by an appropriate officer, authorizing the execution, delivery and performance of this Agreement, the Certificate of Merger and the other agreements to be delivered by AACA in connection with the Closing hereunder (action of the Shareholder of AACA is not required as provided by Section 252 of the Delaware General Corporation Law); and

     (iv)   For each of the P&S Physicians, the Determined Amount
            of the VIVRA Common Stock which shall be represented by two (2) share certificates (i) one, which shall be deposited (together with an executed stock power) with the Escrow Agent as provided in the Escrow Agreement, representing such P&S Physician's pro rata portion
                                                                --- ----
            of the escrowed shares, and (2) one, which shall be delivered directly to each P&S Physician, representing his pro rata
                                                             --- ----
            portion of the Determined Amount less his pro rata portion of the
                                                      --- ----
            escrowed shares.

     3.3    ACTION BY P&S AND THE P&S PHYSICIANS.  Upon the terms and subject to
            ------------------------------------
the conditions herein contained, at the Closing on the Closing Date, the P&S Physicians and P&S will deliver to AACA the following:

     (i)    The certificate referred to in Section 10.1 hereof;

     (ii) The opinion of counsel for the P&S Physicians and P&S in form and substance satisfactory to AACA;

     (iii) Resolutions of the shareholders and the Board of Directors of P&S certified by an appropriate officer, authorizing the execution, delivery and performance of this Agreement, the Certificate of Merger and the other agreements to be delivered by P&S in connection with the Closing hereunder; and

     (iv)   The schedule showing the Closing Date Adjustment referred to in
            Section 2.5(c) hereof.

     3.4    ACTION BY ALL PARTIES.  Upon the terms and subject to the conditions
            ---------------------
herein contained, at the Closing on the Closing Date, the parties will, as appropriate, execute and deliver to each other the following:

     (i) the "Noncompetition Agreement" among Pollard, Sublett and AACA in substantially the form attached hereto as Exhibit 3.4(i); and
                                                      --------------

     (ii) the "Escrow Agreement" between the P&S Physicians and AACA in substantially the form attached hereto as Exhibit 3.4(ii).
                                                      ---------------

     3.5  AUDIT.  AACA shall have the right, either before or after the Closing,
          -----
to cause its accounting firm to audit the financial statements of P&S for the current year and for the three years prior to the current year. The P&S Physicians shall cooperate reasonably in connection with any such audit or audits and will execute management letters and other documents reasonably requested in connection with any such audit or audits and any equity offering by

AACA. AACA will pay the cost of the audits required by AACA under this Agreement.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF P&S AND THE P&S PHYSICIANS.
            ------------------------------------------------------------

     P&S and the P&S Physicians, jointly and severally, hereby represent, warrant, covenant and agree to and with AACA, as follows.

     4.1    P&S'S EXISTENCE AND POWER.  P&S is a professional service
            -------------------------
corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky. Neither the nature of its business as now conducted nor the character or location of its properties require qualification by P&S to do business in any other jurisdiction except for the states listed on
Exhibit 4.1 in which P&S is duly qualified to do business.  P&S has the
- -----------
corporate power to own its property and to carry on its business as now being conducted. P&S is not subject to any noncompetition agreement.

     4.2    ARTICLES OF INCORPORATION AND BYLAWS.  True, correct and complete
            ------------------------------------
copies of the Articles of Incorporation and Bylaws of P&S are attached hereto on Exhibit 4.2.
   -----------

     4.3    P&S STOCK.  P&S's authorized capital stock consists solely of 2,000
            ---------
shares of common stock authorized, of which 10 shares are issued (and outstanding) to Pollard and 10 shares are issued (and outstanding) to Sublett as reflected on Exhibit 4.3 attached hereto. All such outstanding shares of
             -----------
capital stock of P&S have been duly and validly authorized and issued and are fully paid and nonassessable. There are no treasury shares of capital stock. There are no outstanding options, contracts, preemptive rights, proxies, calls, commitments, demands or rights of any character obligating P&S to issue any shares of stock or other securities of P&S, or options or rights with respect thereto, and there are no existing or outstanding securities convertible or exchangeable into shares of stock or other securities of P&S. No shares of P&S's capital stock have been issued in violation of any federal or state securities law. There have been no transactions involving the equity interests of P&S since July 3, 1979.

     4.4   OWNERSHIP OF P&S.  The P&S Physicians are, and will be at the Closing
           ----------------
and the Effective Time, owners of all of the issued and outstanding stock of P&S, free and clear of all claims, security interests, pledges, options, rights of first refusal, liens, financing statements, deeds of trust, mortgages, charges, assessments, restrictions, leases and other encumbrances (all such claims, security interests, pledges, options, rights of first refusal, liens, financing statements, deeds of trust, mortgages, charges, assessments, restrictions, leases and other encumbrances being referred to individually as an "Encumbrance" and collectively as "Encumbrances") whatsoever. The P&S Physicians have the full legal right, power and authority to enter into this Agreement and, except as identified on Exhibit
                                                                        -------
4.4, the execution, delivery and performance of this Agreement by the
- ---
P&S Physicians will not violate any agreement to which either they or P&S is a party or any agreement affecting the P&S Common Stock.

     4.5    INSIDER TRANSACTIONS.  Except as disclosed in Exhibit 4.5 hereto,
            --------------------                          -----------
P&S is not, directly or indirectly, a party to any contract, lease or commitment with any officer or director of P&S or any affiliate of any such director or officer. As used in this Section 4.5, the term "affiliate" shall mean any member of the immediate family of such officer or director or any corporation, partnership, trust or other entity in which such officer or director has a substantial interest or is a director, officer, partner or trustee.

     4.6   AUTONOMY; SUBSIDIARIES.  P&S is autonomous and has not ever been a
           ----------------------
subsidiary of any other corporation. P&S has no subsidiaries nor does it own any shares of stock or other securities of, or interest in, any other corporation, joint venture, partnership or business.

     4.7   ACCURACY OF FINANCIAL STATEMENTS.  The P&S Physicians have delivered
           --------------------------------
to AACA as Exhibit 4.7 a copy of the financial statements of P&S for the years
           -----------
ended December 31, 1992, 1993 and 1994 and 1995 (the "P&S Financial Statements"). The P&S Financial Statements have been prepared based upon cash basis accounting, are complete and accurate and fairly present the financial condition of and the income and expenses of P&S as of the respective dates thereof, except as disclosed on Exhibit 4.7. P&S has no liabilities or
                                -----------
obligations known or unknown, accrued, absolute or contingent, whether or not now due and payable (including, without limitation, any liability for federal, state or local taxes of P&S), for any period ended on or prior to the respective dates of the Financial Statements or any liability or obligation in connection with any transaction or state of affairs entered into or existing on or before the respective dates thereof, which are not either fully reflected on the Financial Statements or otherwise disclosed to AACA in Exhibit 4.14 hereto.
                                                       ------------

     4.8   PROPERTIES.
           ----------

     (i)    Set forth on Exhibit 4.8(i) is an identification of the material
                         --------------
            real and tangible personal properties presently owned by P&S and used in the Business. All tangible personal property, equipment, vehicles, furnishings, and fixtures included within the assets of P&S or required to be used in the ordinary course of its business are being conveyed as a result of the merger "AS IS, WHERE IS."

     (ii)   Set forth on Exhibit 4.8(ii) is an accurate and complete list of all
                         ---------------
            real or personal property which is used by P&S in the Business and which is either not owned by P&S or is leased or rented by P&S.

     4.9   TAXES AND TAX RETURNS.  For all tax periods ended prior to the date
           ---------------------
of this Agreement, except as set forth on Exhibit 4.9, P&S has filed all
                                          -----------
federal, state, local and other tax returns required by law to be filed and, except as set forth on Exhibit 4.9, such returns were filed on or before the due
                       -----------
dates of such returns (as extended by any valid extensions of time) ("Tax Returns") and has paid or will pay all taxes of every kind and description (including, without limitation, all net income, gross income, gross receipts, sales, use, lease, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, property or other taxes, customs, duties, fees, assessments or charges, together with any interest, penalties, additions to tax or additional amounts imposed by any taxing authority, domestic, or foreign ("Taxes") which are due as of and for all periods through the Effective Time. No claim has ever been made by an authority in a jurisdiction where P&S does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no liens or security interests on any of P&S's assets that arose in connection with any failure (or alleged failure) to pay any Taxes. P&S has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. All Tax Returns filed by P&S correctly reflected all facts regarding the income, business, assets, operations, activities and status of P&S and all other information required to be shown thereon. P&S has complied in all respects with all applicable laws, rules and regulations relating to the filing of Tax Returns with respect to, and the payment of Taxes. The Tax Returns of P&S have not been audited by the Internal Revenue Service or any state or local taxing authority. No federal, state, local or foreign audits, administrative proceedings, court proceedings or ruling requests are presently pending with respect to any Taxes or Tax Returns with respect thereto. P&S has not filed a consent pursuant to
Section 341(f) of the Code, or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in
Section 341 (f)(4) of the Code) owned by P&S. No property of P&S is property that P&S is required to treat as being owned by another person pursuant to the provisions of Section 168(f)(6) of the Code, or is "tax-exempt use property" within the meaning of Section 168(h) of the Code, or is subject to a lease, other than a "true" lease for federal income tax purposes. P&S is not required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by P&S, nor does P&S, nor any of the P&S Physicians, have any knowledge that the Internal Revenue Service has proposed any adjustment or change in accounting methods. Except as set forth on Exhibits
                                                                        --------
4.9 and 4.10, with respect to P&S Real and Personal Property Leases P&S is not
- ------------
currently under any contractual obligation to indemnify any person with respect to Taxes. No person who is not a United States citizen, and no corporation or other entity which was not organized within the United States owns beneficially more than five percent (5%) of the outstanding shares of P&S and therefore no withholding of tax pursuant to Section 1445 of the Code is required. P&S is not a United States Real Property Holding Corporation as defined in Section 897 of the Code. P&S is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code
Section 280(G). No consent extending the statute of limitations has been filed by or on behalf of P&S with respect to any liability for Taxes for any year.

     4.10  CONTRACTS.
           ---------

            4.10.1.  Exhibit 4.10(i) is a list of all agreements of P&S (the
                     ---------------
"P&S Contracts") and Exhibit 4.10(ii) is a list of all agreements of each P&S
                     ----------------
Physician with respect to P&S (the "P&S Physician Contracts"). Except as set forth in Exhibits 4.10(i) and 4.10 (ii) hereto, neither P&S nor any of the P&S
         ------------------------------
Physicians with respect to P&S, respectively, is a party to any material contract, agreement, lease, or power of attorney of any kind with respect to the Business. As to P&S, except as noted on Exhibit 4.10(i), all P&S Contracts, and
                                         ---------------
as to the P&S Physicians, all P&S Physician Contracts, are valid and are in full force and effect according to their material terms, and no material default by P&S or the P&S Physician or Physicians, as the case may be, exists under any such contract, lease or agreement and no condition or state of facts exists which, with notice or the passage of time, or both, would constitute a default under any such contract, lease or agreement. All P&S Contracts and all P&S Physician Contracts are valid as to the other contracting parties thereto and there is no material default by any such party existing under the contracts and no condition or state of facts exists which, with notice or the passage of time, or both would constitute a default by any such party thereunder. All P&S Contracts and all P&S Physician Contracts are enforceable in accordance with their respective terms by P&S or the P&S Physicians, as the case may be, against all other parties thereto in all material respects (except as enforceability may be restricted, limited or delayed by bankruptcy, insolvency, moratorium or similar laws affecting or relating to the enforcement of creditors' rights in general and except as enforceability is subject to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity).

            4.10.2. Neither the execution, the delivery, nor the performance of this Agreement by P&S and the P&S Physicians will cause any default in or breach of any provision of the P&S Articles of Incorporation, as amended, the P&S bylaws or any agreement or commitment to which P&S is a party or by which P&S or the P&S Physicians are bound, and none of such actions will result in either acceleration, or any similar right of any other party, under any P&S Contract or P&S Physician Contract, or constitute a default under any P&S Contract or P&S Physician Contract, or result in the creation or imposition of any Encumbrance against any of the assets of P&S. With respect to the P&S Physician Contracts, all accounts receivable with respect to each P&S Physician's performance of each such contract has been assigned to P&S and, with respect to future performances by each such P&S Physician, the accounts receivable therefrom shall be assigned to Newco pursuant to such P&S Physician's Individual Employment with Newco.

     4.11  COMPLIANCE WITH LAWS.  Except as described in Exhibit 4.11, P&S is in
           --------------------                          ------------
compliance with the laws, regulations, rules and decrees of all governmental authorities whatsoever relating to the conduct of its business, including, without limitation, the Fair Labor Standards Act.

     4.12  LITIGATION.  Except as described in Exhibit 4.12 hereof, there is no
           ----------                          ------------
litigation, action, suit, proceeding or governmental investigation pending or threatened against P&S or affecting P&S or the Business or any of its assets, at law or in equity or before any federal, state, municipal, local or other governmental authority, or before any arbitrator, nor is there any reasonable basis for any such litigation, action, suit, proceeding or investigation. None of the P&S Physicians nor P&S is subject to any order, writ or decree of any court or other governmental authority.

     4.13  EMPLOYEE BENEFITS.
           -----------------

           4.13.1  Except as identified on Exhibit 4.13.1, P&S is not a party to
                                           --------------
any collective bargaining or labor agreement or to any written employment agreement, profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, welfare, or incentive plan or policy or increases in the rate of remuneration entered into with or for the benefit of present or former employees, whether or not unionized, of P&S or any other like agreement, plan or policy.

           4.13.2 All P&S plans, funds, programs, agreements, arrangements, commitments or policies (collectively, the "Plans") which: (i) are or have ever been maintained or participated in by P&S and which are currently in effect or as to which P&S has any ongoing liability or obligation whatsoever; and (ii) constitute (A)

"pension plans" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or (B) "welfare plans" (as defined in ERISA Section 3(1)) are identified on Exhibit 4.13.2. P&S has provided
                                         --------------
copies of all Plans to AACA.

           4.13.3  Except as set forth on Exhibit 4.13.3, P&S has never
                                          --------------
maintained, sponsored, contributed to or been required to contribute to a defined benefit plan (within the meaning of Code Section 414(j)) and is not, and has never been, a member of a controlled group of corporations (within the meaning of Code Section 414(b)), a group of trades or businesses under common control (within the meaning of Code Section 414(c)) or an affiliated service group (within the meaning of Code Section 414 (m)).

     4.14   LIABILITIES.  All liabilities and obligations of P&S direct,
            -----------
indirect or contingent, are either listed in the P&S Financial Statements or on
Exhibit 4.14 attached hereto.
- ------------

     4.15   INSURANCE.  All insurance maintained by P&S is listed and described
            ---------
on Exhibit 4.15 attached hereto.  Except as identified on Exhibit 4.15, P&S has
   ------------                                           ------------
not in the past three years made any claims with respect to its insurance coverage.

     4.16   ABSENCE OF CERTAIN CHANGES.  Except as described in Exhibit 4.16,
            --------------------------                          ------------
since December 31, 1995, P&S has not:

     (i) incurred or suffered any obligations or liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business;

     (ii) issued any stock or other corporate securities or granted any option or right with respect to the acquisition of any of its corporate securities;

     (iii) declared or made (or become obligated for) any payment or distribution or dividend to shareholders or purchased or redeemed (or became obligated to purchase or redeem) any shares of its capital stock;

     (iv) mortgaged, pledged or subjected (whether or not voluntarily) to any Encumbrance, any of its assets, other than Encumbrances incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money, or the obtaining of advances or credit, and which do not in the aggregate impair the use or value thereof in the operation of its business;

     (v) sold, assigned or transferred or agreed to sell, assign or transfer any of its tangible assets or canceled any debts or claims, except in each case in the ordinary course of business;

     (vi) sold, assigned, or transferred or agreed to sell, assign or transfer any trade names, or other intangible assets, or permitted existing rights with respect thereto to lapse;

     (vii) suffered any extraordinary loss or knowingly waived or permitted to lapse any right of substantial value;

     (viii) made any capital expenditures, or otherwise entered into any executory transactions or commitments to make any capital expenditures, in excess of $5,000 per item or $25,000 in the aggregate;

     (ix) failed to comply in any material respect with any applicable local, state or federal law, rule or regulation; or

     (x) suffered any event or condition of any character, materially and adversely affecting its business, properties or prospects.

     4.17   EMPLOYEES.  Attached as Exhibit 4.17 is a listing of all current P&S
            ---------               ------------
employees and former P&S employees who are eligible to continue to receive benefits by virtue of their former employment by P&S (including, as applicable, their rates of pay, accrued sick leave, vacation and other benefits).

     4.18   AUTHORITY.  P&S has the corporate power to execute and deliver this
            ---------
Agreement and consummate the Merger and the other transactions contemplated hereby and has taken (or by the Closing Date will have taken) all action required by law, its Articles of Incorporation, bylaws or otherwise to authorize such execution and delivery and the consummation of the Merger and the other transactions contemplated hereby.

     4.19   LICENSES.  Exhibit 4.19 contains a copy of all governmental or other
            --------   ------------
licenses held by (i) P&S relating to the operation of its business and (ii) the P&S Physicians. Except for the licenses of P&S and the P&S Physicians listed in
Exhibit 4.19, there are no other licenses or permits required for P&S and the
- ------------
P&S Physicians to operate the Business.  Except as disclosed in Exhibit 4.19,
                                                                ------------
all such licenses are in full force and effect, and there have not been (and there currently are not) any material default or deficiencies thereunder by any party; and no event has occurred which (whether with or without notice, lapse of time, or the happening or occurrence of any other event) would constitute a material default or deficiency thereunder. None of the P&S

Physicians nor P&S is aware of any proceeding or investigation by any governmental agency (including, without limitation, the Health Care Financing Administration or any Ethics Board) relating to the Business. Except as disclosed in Exhibit 4.19, none of the P&S Physicians nor P&S have been the
             ------------
subject of a malpractice suit. To the knowledge of the P&S Physicians and P&S there is not now, nor has there ever been, any investigation or proceeding by any governmental agency or licensing board to restrict, suspend or revoke any license of P&S.

     4.20   NO FINDERS OR BROKERS.  None of the P&S Physicians nor P&S, nor any
            ---------------------
officer or director thereof, has engaged any finder or broker in connection with the transactions contemplated hereunder. The P&S Physicians will indemnify and hold AACA harmless against claims (and attorneys' fees and expenses in the defense thereof) of any person, firm or corporation for finder's fees, broker's fees, brokerage commissions, sales commissions or the like alleged in connection with the transactions contemplated hereunder due to acts of the P&S Physicians or P&S.

     4.21   DISCLOSURE.  No representation or warranty by the P&S Physicians or
            ----------
P&S in this Agreement and no statement pertaining to the P&S Physicians or P&S in this Agreement or any document, Exhibit or certificate furnished or to be furnished to AACA pursuant hereto will contain any materially untrue statement or omits or will omit to state a relevant fact necessary in order to make the statements contained herein or therein not misleading. There are no facts known to the P&S Physicians or P&S not described herein which would adversely affect the future operations of P&S.

     4.22   VALIDITY OF AGREEMENTS.  Upon execution and delivery by all parties,
            ----------------------
this Agreement, the Articles of Merger, and all other agreements to be executed by the P&S Physicians or P&S in connection herewith, will constitute the valid and binding obligation of the P&S Physicians and P&S, as the case may be, and be binding against them and enforceable in accordance with their respective terms (except as enforceability may be restricted, limited, or delayed by bankruptcy, insolvency, moratorium or similar laws affecting or relating to the enforcement of creditors' rights in general and except as the enforceability is subject to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity).

     4.23   TITLE TO ASSETS.  Except as described in Exhibits 4.14 and 4.16
            ---------------                          -------------     ----
hereto, P&S holds good and marketable title to its assets, free and clear of restrictions on or conditions to transfer or assignment, and free and clear of Encumbrances.

     4.24   TRANSFER NOT SUBJECT TO ENCUMBRANCES OR THIRD-PARTY APPROVAL.
            ------------------------------------------------------------
Except as set forth on Exhibit 4.24, the execution and
                       ------------
delivery of this Agreement by the P&S Physicians and P&S, and the consummation of the contemplated transactions, (i) will not result in the creation or imposition of any Encumbrance on any of the assets of P&S and (ii) will not require the authorization, consent, or approval of any third party, including any governmental subdivision or regulatory agency.

     4.25   ACCOUNTS RECEIVABLE.  The accounts receivable of P&S (the "Accounts
            -------------------
Receivable") as of the Effective Time of the Merger, to the extent uncollected as of the Effective Time of the Merger, will be validly existing and represent monies due for goods sold and delivered or services performed subject to customary discounts or other adjustments by third parties. An aged listing of the Accounts Receivable of P&S as of the Closing Date shall be delivered to AACA on or before the Closing Date in connection with the Interim Balance Sheet and the schedule calculating the Closing Date Adjustment as provided in Section 2.5(c) hereof.

     4.26   SECURITIES LAWS.
            ---------------

            4.26.1  RECEIPT OF INFORMATION.  Since the commencement of
                    ----------------------
negotiations, each P&S Physician has had access to and each P&S Physician has received: (i) a copy of VIVRA's Prospectus dated February 9, 1995; (ii) a copy of VIVRA's 1994 Annual Report to Stockholders; (iii) a copy of VIVRA's Annual Report on Form 10-K for the fiscal years ended November 30, 1994, and November 30, 1995; (iv) a copy of VIVRA's Quarterly Reports on Form 10-Q for the quarters ended February 28, May 31 and August 30, 1995; (v) a copy of VIVRA's Proxy Statement for VIVRA's Annual Meeting; (vi) a copy of the Prospectus Supplements to VIVRA's Prospectus dated February 9, 1995; (vii) a copy of VIVRA's Forms 8-K dated August 16, 1995, December 21, 1995; and (viii) such other information as the P&S Physicians have reasonably requested.

            4.26.2  INVESTMENT EXPERIENCE.  Each P&S Physician represents that
                    ---------------------
such P&S Physician is experienced in evaluating and investing in securities and acknowledges that such P&S Physician is able to fend for himself, can bear the economic risk of such P&S Physician's investment, and has such knowledge and experience in financial and business matters that such P&S Physician is capable of evaluating the merits and risks of the investment in VIVRA stock.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF AACA.
            --------------------------------------

     AACA represents, warrants, covenants and agrees to and with P&S and the P&S Physicians, as follows.

     5.1    ORGANIZATION AND STANDING OF AACA.  AACA is a corporation duly
            ---------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as now being conducted, and is duly qualified to do business, in each jurisdiction in which the nature of the property owned or leased or the nature of the businesses conducted, specifically including the Commonwealth of Kentucky, so require.

     5.2    AUTHORITY.  AACA has corporate power to execute and deliver this
            ---------
Agreement and consummate the transactions contemplated hereby and has taken (or by the Closing Date will have taken) all action required by law, its Certificate of Incorporation, its bylaws or otherwise to authorize such execution and delivery and the consummation of the transactions contemplated hereby.

     5.3    NO FINDERS OR BROKERS.  Neither AACA nor any officer or director
            ---------------------
thereof has engaged any finder or broker in connection with the transactions contemplated hereunder. AACA will indemnify and hold the P&S Physicians harmless against claims (and attorneys' fees and expenses in the defense thereof) of any person, firm or corporation for finder's fees, broker's fees, brokerage commissions, sales commissions or the like alleged in connection with the transactions contemplated hereunder due to acts of AACA.

     5.4    VALIDITY OF AGREEMENTS.  Upon execution and delivery by all parties
            ----------------------
hereto, this Agreement, and all other agreements to be executed by AACA in connection herewith will constitute the valid and binding obligation of AACA and be binding against AACA and enforceable in accordance with their respective terms (except as enforceability may be restricted, limited, or delayed by bankruptcy, insolvency, moratorium or similar laws affecting or relating to the enforcement of creditors' rights in general and except as the enforceability is subject to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity).

     5.5    REQUIRED GOVERNMENTAL APPROVALS.  AACA is in compliance in all
            -------------------------------
material respects with the laws, rules, regulations and decrees of all governmental authorities whatsoever relating to the conduct of its businesses, and to the best of its knowledge no approval or consent of any governmental authority or agency will be required at Closing for AACA to consummate the transactions contemplated hereby.

     5.6    LITIGATION.  There is no litigation, action, suit, proceeding or
            ----------
governmental investigation pending or (to the best of AACA's knowledge) threatened against AACA or affecting AACA or any of its businesses or any of its assets, nor does AACA know of any reasonable basis for such litigation, action, suit, proceeding or investigation. AACA is not subject to any order, writ or decree of any court or governmental authority or agency.

     5.7    VIVRA COMMON STOCK.  The issuance of the VIVRA Common Stock pursuant
            ------------------
to the Merger hereunder has been duly authorized by all necessary corporate action and upon consummation of the Closing will be duly and validly issued and fully paid and nonassessable, registered pursuant to VIVRA's currently effective registration statement dated March 15, 1995, and freely tradeable subject to the limitations set forth in Section 2.6.

     5.8    CERTIFICATE OF INCORPORATION AND BYLAWS OF AACA.  A true, correct
            -----------------------------------------------
and complete copy of the Certificate of Incorporation of AACA is attached hereto as Exhibit 5.8. AACA has provided a copy of its Bylaws to P&S and to the P&S
   -----------
Physicians.

     5.9    DISCLOSURE.  No representation or warranty by AACA in this Agreement
            ----------
and no statement pertaining to AACA in this Agreement or any document, Exhibit or certificate furnished or to be furnished to P&S Physicians or P&S pursuant hereto will contain any material untrue statement or omits or will omit to state a relevant fact necessary in order to make the statements contained herein or therein not misleading.

SECTION 6.  REPRESENTATIONS AND WARRANTIES OF VIVRA.
            ---------------------------------------

     VIVRA joins in this Agreement solely for the purpose of making the following representations and warranties regarding VIVRA and the VIVRA Common Stock. VIVRA hereby represents, warrants, covenants and agrees to and with P&S and the P&S Physicians as follows.

     6.1    ORGANIZATION AND STANDING OF VIVRA.  VIVRA is a corporation duly
            ----------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to conduct its business as now being conducted, and is duly qualified to do business, in each jurisdiction in which the nature of the property owned or leased or the nature of the businesses conducted so require.

     6.2    AUTHORITY.  VIVRA has corporate power to execute and deliver this
            ---------
Agreement and consummate the transactions contemplated hereby and has taken (or by the Closing Date will have taken) all action required by law, its Certificate of Incorporation, bylaws or otherwise to authorize such execution and delivery and the consummation of the transactions contemplated hereby.

     6.3    VALIDITY OF AGREEMENTS.  Upon execution and delivery by all parties
            ----------------------
hereto, this Agreement, and all other agreements to be executed by VIVRA in connection herewith to the extent that they relate to VIVRA, will constitute the valid and binding obligation of VIVRA and be binding against VIVRA and enforceable in accordance with their respective terms (except as enforceability may be restricted, limited, or delayed by bankruptcy, insolvency, moratorium or similar laws affecting or relating to the enforcement of creditors' rights in general and except as the enforceability is subject to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity).

     6.4    LITIGATION.  There is no material suit, action, proceeding or
            ----------
investigation against or involving VIVRA or any of the properties or rights, pending or, to the knowledge of VIVRA, threatened. There is no material judgment, decree, injunction, rule or order of any governmental entity outstanding against VIVRA. VIVRA is not in violation of any term of any judgment, decree, injunction or order outstanding against it.

     6.5    FINANCIAL STATEMENTS.  VIVRA's audited consolidated financial
            --------------------
statements including a balance sheet, income statement and statement of cash flow, for the year ended November 30, 1994, and VIVRA's unaudited consolidated financial statements, including a balance sheet, income statement and statement of cash flow, for the period ended November 30, 1995, which have been previously delivered to P&S and the P&S Physicians, fairly present, subject to normal year-end adjustments with respect to the unaudited interim financial statements, in conformity with generally accepted accounting principles applied on a consistent basis, the consolidated financial position of VIVRA and its consolidated subsidiaries as of the date thereof and their consolidated results of operation and cash flows for the period then ended.

     6.6    VIVRA COMMON STOCK.  All of the shares of VIVRA Common Stock issued
            ------------------
under the provisions of this Agreement are duly authorized, fully paid and nonassessable, are registered pursuant to VIVRA's currently effective registration statement dated March 15, 1995, and are freely tradeable subject to the limitations set forth in Section 2.6.

     6.7    NO UNTRUE STATEMENTS.  No representation or warranty by VIVRA
            --------------------
contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading or necessary in order to provide P&S and P&S Physicians with complete and accurate information as to VIVRA and the VIVRA Common Stock. Except as described in the S-4 Registration Statement and other materials delivered by VIVRA under cover dated March 8, 1996, there are no facts known to VIVRA which would materially and adversely affect the VIVRA Common Stock.

SECTION 7.  COVENANTS OF AACA.
            -----------------

     7.1    BEST EFFORTS TO SECURE CONSENTS AND APPROVALS.  AACA will take all
            ---------------------------------------------
necessary corporate and other action and will use its best efforts to obtain all consents and approvals required of AACA to carry out the transactions contemplated by this Agreement and to satisfy the conditions precedent specified herein.

     7.2    HANDLING OF DOCUMENTS.  Until the Closing, AACA shall keep
            ---------------------
confidential all information provided by P&S or the P&S Physicians pursuant to this Agreement which is not in the public domain, and shall exercise the same care in handling such information as it would exercise with similar information of its own. If the Closing does not occur, AACA shall return all such documentation and keep the same confidential.

     7.3    EMPLOYMENT.  AACA will offer employment to all of P&S's employees,
            ----------
except the P&S Physicians, but these employees shall, upon acceptance of employment with AACA, be "employees terminable at will" and subject to all employment policies of AACA. Subsequent to the date of this Agreement, no termination bonuses or severance pay is owed to or will be paid to any P&S employees terminated as a result of the merger of P&S into AACA.

     7.4    COMPENSATION.  AACA reserves the right in the future to raise
            ------------
salaries of P&S's former employees consistent with the policies and standards governing AACA employees generally. AACA will credit each former P&S employee hired by AACA with his or her service anniversary with P&S for purposes of determining vacation, sick leave and holidays and other fringe benefits provided by AACA to its employees. To the extent permitted by ERISA, former P&S employees shall be entitled to participate in all health, disability, retirement and other benefit plans of AACA in accordance with the terms of such plans; provided, however, that with respect to such health plans, AACA shall ensure that such employees are eligible for coverage at the Effective Time, are not subject to a "waiting period" as a result of the Merger, and are not subject to exclusion for pre-existing conditions unless they have been subject to such an exclusion under their current coverage.

SECTION 8.  COVENANTS OF THE P&S PHYSICIANS AND P&S.
            ---------------------------------------

     8.1    ACCESS AND INFORMATION.  The P&S Physicians and P&S shall give to
            ----------------------
AACA and AACA's lenders, underwriters, investors and representatives reasonable access during normal business hours to their respective premises, books, accounts and records and all other relevant documents and will make available, and use their respective best efforts to cause their respective independent accountants to make available, copies of all such documents and information with respect to the business and properties of P&S as representatives of AACA may from time to time request, including, without limitation, the working papers used to prepare the Financial Statements, all in such manner as not unduly to disrupt their normal business activities. The foregoing shall be subject to federal and state laws regarding the privacy of medical records.

     8.2    CONDUCT OF BUSINESS.  If there shall be a lapse of time between the
            -------------------
date hereof and the Effective Time, except as otherwise approved by AACA, P&S shall conduct its business only in the ordinary course consistent with past practice and in such a manner that representations and warranties contained in
Section 4 shall be true and correct at and as of the Closing (except for changes contemplated, permitted or required by this Agreement) and so that the conditions to be satisfied by P&S and the P&S Physicians at the Closing shall have been satisfied. P&S shall, consistent with conducting its business in accordance with reasonable business judgment, preserve its business intact; use its best efforts to keep available to P&S the services of its present employees (except those dismissed by P&S or those who voluntarily discontinue their employment); and preserve for AACA the goodwill of the suppliers, patients and others having business relations with P&S.

     8.3    BEST EFFORTS TO SECURE CONSENTS AND APPROVALS.  The P&S Physicians
            ---------------------------------------------
and P&S shall take the necessary corporate or other action and shall each use its or their, as the case may be, best efforts to secure before the Closing all necessary consents, approvals and amendments of agreements required of the P&S Physicians and P&S to carry out the transactions contemplated by this Agreement and to satisfy the conditions precedent specified herein. Each P&S Physician will use his best efforts to have all P&S Physician Contracts of such P&S Physician continue in effect with respect to such P&S Physician as an employee of Newco following the Effective Time.

SECTION 9.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE P&S PHYSICIANS AND
            -----------------------------------------------------------------
P&S.
- ---

     All obligations of the P&S Physicians and P&S which are to be discharged under this Agreement at the Closing are subject to the performance, at or prior to the Closing, of all covenants and agreements contained herein which are to be performed by AACA at or prior to the Closing and to the fulfillment at, or prior to, the Closing, of each of the following conditions (unless expressly waived in writing by the P&S Physicians at any time at or prior to the Closing).

     9.1    REPRESENTATIONS AND WARRANTIES TRUE.  All of the representations and
            -----------------------------------
warranties made by AACA and VIVRA contained in Sections 5 and 6, respectively, of this Agreement shall be true as of the date of this Agreement, and shall be true at and as of the date of Closing in all material respects; AACA shall have performed and complied with in all material respects all covenants and conditions required by this Agreement to be performed or complied with by AACA prior to or at the Closing; and the P&S Physicians shall have been furnished with a certificate of the President or any Vice President of AACA and of VIVRA dated as of the Closing, certifying to the truth of such representations and warranties as of the Closing and to the fulfillment of such covenants and conditions.

     9.2    AUTHORITY.  All action required to be taken by or on the part of
            ---------
AACA or VIVRA to authorize the execution, delivery and performance of this Agreement by AACA and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors of AACA and of VIVRA.

     9.3    NO OBSTRUCTIVE PROCEEDING.  No action or proceedings shall have been
            -------------------------
instituted against, and no order, decree or judgment of any court, agency, commission or governmental authority shall be subsisting against the P&S Physicians which seek to, or would, render it unlawful as of the Closing to effect the transactions contemplated hereby, and no such action shall seek damages in a material amount by reason of the transactions contemplated hereby. Also, no substantive legal objection to the transactions contemplated by this Agreement shall have been received from or threatened by any governmental department or agency.

     9.4    NO MATERIAL ADVERSE CHANGE.       As of the date of this Agreement,
            --------------------------
there shall have been no material adverse changes in the business or assets of AACA.

     9.5    MASTER MERGER AGREEMENT.  All of the conditions precedent to the
            -----------------------
obligations of the parties set forth in the Master Merger Agreement shall have been met or waived, as the case maybe, by all parties to the Master Merger Agreement except as otherwise specifically provided therein.

SECTION 10.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF AACA.
             -----------------------------------------------

     All obligations of AACA which are to be discharged under this Agreement at the Closing are subject to the performance, at or prior to the Closing, of all covenants and agreements contained herein which are to be performed by the P&S Physicians and P&S at or prior to the Closing and to the fulfillment at or prior to the Closing of each of the following conditions (unless expressly waived in writing by AACA at any time at or prior to the Closing):

     10.1   REPRESENTATIONS AND WARRANTIES TRUE.  All of the representations and
            -----------------------------------
warranties of the P&S Physicians and P&S contained in Section 4 of this Agreement shall be true as of the date of this Agreement, and shall be true at and as of the date of Closing in all material respects; the P&S Physicians and P&S shall have performed or complied with in all material respects all covenants and conditions required by this Agreement to be performed or complied with by the P&S Physicians and P&S prior to or at the Closing; and AACA shall be furnished with a certificate of the P&S

Physicians, dated the Closing, certifying to the truth of such representations and warranties as of the time of the Closing and to the fulfillment of such covenants and conditions.

     10.2   NO OBSTRUCTIVE PROCEEDING.  No action or proceedings shall have been
            -------------------------
instituted against, and no order, decree or judgment of any court, agency, commission or governmental authority shall be subsisting against AACA or its affiliates which seeks to, or would, render it unlawful as of the Closing to effect the Merger in accordance with the terms hereof, and no such action shall seek damages in a material amount by reason of the transactions contemplated hereby. Also, no substantive legal objection to the transactions contemplated by this Agreement shall have been received from or threatened by any governmental department or agency.

     10.3   CONSENTS AND APPROVALS.  Each of the parties to any  P&S Contract
            ----------------------
under which the Merger contemplated hereby would constitute or result in a default or acceleration of obligations shall have given such consent as may be necessary to permit the consummation of the Merger contemplated hereby without constituting or resulting in a default or acceleration under such agreement, and any consents required from any public or regulatory agency or organization having jurisdiction shall have been given.

     10.4   NO ADVERSE CHANGE.  As of the date of this Agreement,  no event
            -----------------
shall have occurred or have been threatened which has or would have a material and adverse effect upon P&S; and P&S shall not have sustained any loss or damage to its assets or property, whether or not insured, or union activity that affects materially and adversely its ability to conduct its business.

     10.5   RELEASE OF ENCUMBRANCES.  All Encumbrances shall have been released
            -----------------------
at or prior to the Closing.

     10.6   LICENSES.   AACA shall not have learned that there is any material
            --------
impediment beyond its control to its ability to obtain all business licenses to operate the Business. The P&S Physicians shall not have learned that there is any material impediment beyond their control to their ability to transfer their licenses to practice medicine to, and to practice medicine through, Newco.

     10.7   POOLING.  AACA shall be satisfied that the business combination to
            -------
be effected by the Merger may be accounted for as a pooling of interests under generally accepted accounting principles and all applicable SEC rules and regulations.

     10.8   MASTER MERGER AGREEMENT.  All of the conditions precedent to the
            -----------------------
obligations of the parties set forth in the Master Merger Agreement shall have been met or waived by all parties to the Master Merger Agreement except as otherwise specifically provided therein.

SECTION 11.  TERMINATION.
             -----------

     AACA on the one hand, or P&S and the P&S Physicians on the other hand, by giving written notice to the other at any time on or prior to the Closing Date (unless extended by mutual agreement of the parties) may terminate this Agreement if (a) a material default shall be made by the other in the observance of or in the due and timely performance of the covenants and agreements herein contained, which default cannot be cured on or prior to the Closing, or (b) if, as of the Closing, the conditions precedent to the performance of the obligations of the one, including those specified in the Master Merger Agreement, shall not have been fulfilled and shall not have been waived by such party.

SECTION 12.  INDEMNIFICATION.
             ---------------

     12.1   INDEMNITY BY THE P&S PHYSICIANS.  The P&S Physicians, jointly and
            -------------------------------
severally (except as otherwise provided in Section 12.3 below), shall indemnify, defend and hold harmless AACA and each affiliate of AACA from and against the following, any one of which shall be deemed to be an "AACA indemnifiable loss" under this Agreement:

     (a)    all Undisclosed Liabilities;

     (b) any and all losses, damages, costs or deficiencies resulting from any and all misrepresentations or breaches of warranty or failures to perform agreements or undertakings by the P&S Physicians or P&S contained in or made pursuant to this Agreement or in other agreements executed by the P&S Physicians or P&S in connection with this Agreement; and

     (c) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including, without limitation, attorneys' fees, interest, penalties and amounts paid in settlement of any such claim) incident to any of the foregoing.

     12.2   UNDISCLOSED LIABILITIES.  For purposes of Section 12.1 hereof, the
            -----------------------
term "Undisclosed Liabilities" shall mean:

     (i) any liability for any sales tax (or any interest or penalties with respect thereto) payable as a result of the consummation of the transactions contemplated hereby that is not reflected in Exhibit
                                                                      -------
            4.14;
- ----------------

     (ii)   except as stated in Exhibit 4.14 hereto, any liability
                                ------------
            under any employee benefit or welfare plan or regarding withholding taxes owed to or with respect to any employee or independent contractor of P&S accruing prior to the date of Closing;

     (iii) liabilities and obligations of the P&S Physicians or P&S for any breach or violation, as of the date of Closing, of any P&S Physician Contracts or P&S Contracts;

     (iv) liabilities and obligations of the P&S Physicians or P&S for environmental or ecological matters or conditions existing at or before the Closing, including those relating to the use, transport, disposal, handling or storage of hazardous or toxic materials, pollutants, contaminants, petroleum products, or waste (including, without limitation, medical waste);

     (v) any liability or obligation of the P&S Physicians or P&S accruing at or before the date of Closing for violations of law;

     (vi) any liability of the P&S Physicians or P&S with respect to a breach of this Agreement;

     (vii) any liability or obligation to Medicare, Medicaid, Blue Cross/Blue Shield (or any other third party payer) as a result of recapture of amounts paid by any such payer to the P&S Physicians or P&S or any overpayments made by such payer to the P&S Physicians or P&S or any disallowance of any claim of the P&S Physicians or P&S;

     (viii) any tort liability, products liability or malpractice liability of the P&S Physicians or P&S accruing at or before the date of Closing;

     (ix) liabilities and obligations of the P&S Physicians or P&S incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, legal and accounting fees;

     (x) any liability of P&S which is not reflected in the P&S Financial Statements referred to in Section 4.7 hereof or in Exhibit 4.14
                                                               ------------
            hereto; and

     (xi) any liability whatsoever, of P&S, the P&S Physicians, AACA, VIVRA, or otherwise incurred in connection with the Qualified Plans referred to in Section 10.9 hereof either before or after the Effective Time.

     12.3   JOINT AND SEVERAL LIABILITY OF P&S PHYSICIANS.  The P&S Physicians
            ---------------------------------------------
shall be jointly and severally liable for all AACA indemnifiable losses except for any AACA indemnifiable losses arising from or connected with (i) each P&S Physician's malpractice, (ii) each P&S Physician's violations of law or, (iii) each P&S Physician's violation of any P&S Physician Contract, for which each P&S Physician shall remain severally liable only.

     12.4   PAYMENT FOR AACA INDEMNIFIABLE LOSSES.  The P&S Physicians shall pay
            -------------------------------------
to AACA or any affiliate of AACA, as the case may be, all amounts owed to AACA pursuant to Section 12.1 within thirty (30) days after written demand therefor. In the event that any third person, including, without limitation, any governmental taxing authority, shall assert any claim or action against AACA or an affiliate of AACA which, if successful, might result in an AACA indemnifiable loss, AACA shall notify the P&S Physicians, in writing, of such claim or action, and at the P&S Physicians' option, they may, at their sole expense, assume control over the defense of such claim or action, but in any event AACA (and its affiliate, as the case may be) shall have the right to participate in the defense of any such claim or action. If, after notice thereof, the P&S Physicians shall not assume the defense of, or if after so assuming such defense they shall fail to continue to defend, any such claim or action, AACA (and its affiliate, as the case may be) may defend any such claim or action and AACA (and its affiliate, as the case may be) may then settle or compromise such claim or action on terms it deems reasonable. The P&S Physicians shall promptly satisfy and pay any final judgment rendered with respect to any such claim or action or any compromise or settlement thereof and shall pay the reasonable expenses, legal or otherwise of AACA (and its affiliate, as the case may be) in the defense of any such claim or action. If the P&S Physicians do not pay any such AACA indemnifiable loss pursuant to any such judgment, settlement or compromise within thirty (30) days after written demand, AACA may pay the same and set off the amount paid against any payments due the P&S Physicians. If AACA (or an affiliate of AACA) suffers an AACA indemnifiable loss directly (not as a result of a third party claim or action), AACA will first recover such AACA indemnifiable loss pursuant to the terms of the Escrow Agreement, then, if the remaining Escrowed Shares are insufficient to cover the AACA indemnifiable loss or if the Escrow Agreement has expired, AACA may set off the amount of the same against payments due the P&S Physicians or demand payment therefor from the P&S Physicians. For purposes hereof, an "affiliate" of AACA shall mean any person or entity directly or indirectly controlling, controlled by, or under common control with AACA.

     12.5   INDEMNITY BY AACA.  AACA shall indemnify, defend and hold harmless
            -----------------
the P&S Physicians from and against the following, any one of which shall be defined to be a "P&S indemnifiable loss" under this Agreement:

            (a) any and all losses, damages, costs or deficiencies resulting from any and all misrepresentations or breaches of warranty or failures to perform agreements or undertakings by AACA contained in or made pursuant to this Agreement or in other agreements executed by AACA in connection with this Agreement;

            (b) any and all losses, damages, costs or deficiencies incurred by the P&S Physicians arising from any failure by AACA to satisfy any obligation under the P&S Contracts to be performed by AACA by their stated terms after the Closing Date; and

            (c) any and all actions, suits, proceedings, claims, demands assessments, judgments, costs and expenses (including, without limitation, attorneys' fees, interest, penalties and amounts paid in settlement of any such claim) relating to any of the foregoing.

     12.6   PAYMENT FOR P&S INDEMNIFIABLE LOSSES.  AACA shall pay the P&S
            ------------------------------------
Physicians all amounts owed to them pursuant to Section 12.5 within thirty (30) days after written demand therefor. In the event that any third person shall assert any claim or action against the P&S Physicians which, if successful, might result in a claim for a P&S indemnifiable loss, the P&S Physicians shall notify AACA in writing of such claim or action, and at AACA's option, AACA may, at its sole expense, assume control over the defense of such claim or action, but in any event the P&S Physicians shall have the right to participate in the defense of any such claim or action. If after notice thereof, AACA shall not assume the defense of, or if after so assuming it fails to continue to defend, any such claim or action, the P&S Physicians may defend any such claim or action and the P&S Physicians may then settle or compromise such claim or action on terms they deem reasonable. AACA shall promptly satisfy any final judgment rendered with respect to any such claim or action or any compromise or settlement thereof and shall pay the reasonable expenses, legal or otherwise, of the P&S Physicians in the defense of any such claim or action.

     If the P&S Physicians suffer a P&S indemnifiable loss directly (not as a result of a third party claim or action), the P&S Physicians may set off the amount of the same against payments due AACA or demand payment therefor from AACA.

     12.7   REMEDIES CUMULATIVE.  The remedies provided herein shall be
            -------------------
cumulative and shall not preclude any party from asserting any other rights or seeking any other remedies to which such party is entitled by law.

     12.8   SURVIVAL.  The representations and warranties of the
            --------
parties set forth in this Agreement shall expire one (1) year after the Effective Time.

SECTION 13.  MISCELLANEOUS.
             -------------

     13.1   EXPENSES.  All expenses of the preparation of this Agreement and of
            --------
the other agreements and transactions contemplated hereby, including, without limitation, counsel fees, accounting fees, investment advisor's fees and disbursements, shall be borne by the P&S Physicians in the case of P&S or any of the P&S Physicians and by AACA in the case of AACA.

     13.2   NOTICES.  All notices, demands and other communications hereunder
            -------
shall be written and shall be deemed to have been duly given if delivered in person or mailed by Federal Express (or other national air courier service), charges prepaid, to the address set forth below:

     To AACA or VIVRA:        Asthma & Allergy CareAmerica, Inc.
                              8601 Dunwoody Place, Suite 440
                              Atlanta, Georgia  30350
                              Attention: Robert Prosek, President

     with a copy to:          Paul L. Hudson, Jr., Esq.
                              Parker, Hudson, Rainer & Dobbs
                              1500 Marquis Two Tower
                              285 Peachtree Center Avenue, N.E.
                              Atlanta, Georgia  30303

     To P&S or the            Pollard & Sublett, PSC
     P&S Physicians:          Stephen J. Pollard, M.D.
                              James L. Sublett, M.D.
                              9800 Shelbyville Road, Suite 220
                              Louisville, Kentucky  40223

     with a copy to:          Ivan Schell, Esq.
                              Hirn, Doheny, Reed, & Harper
                              2000 Medinger Tower
                              Louisville, Kentucky  40202

or to such other address as AACA or the P&S Physicians may designate by notice to the other. Notices delivered in person shall be deemed delivered on the date of delivery and notices sent via air courier service, as aforesaid, shall be deemed delivered on the date of delivery as indicated by the records of the courier service. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice was given shall be deemed to be a receipt of the notice, request or other communication. Any notice, request or other communication required or permitted to be given by any party may be given by such party's legal counsel.

     13.3   ENTIRE AGREEMENT.  This Agreement and the Exhibits, and the other
            ----------------
agreements and schedules and documents delivered pursuant hereto constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, letters of intent negotiations and discussions, whether written or oral, of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the parties to be bound thereby.

     13.4   GOVERNING LAW; TAX REPORTING; ACCOUNTING TREATMENT.  The validity
            --------------------------------------------------
and construction of this Agreement shall be governed by the laws of the Commonwealth of Kentucky, except insofar as this Agreement may specify that the laws of Delaware may apply to the Merger. With respect to tax reporting, the parties agree and intend that the Merger will be treated for United States income tax purposes as a tax-free reorganization described in the Internal Revenue Code of 1986, as amended (the "Code"), Section 368, and all of the parties shall report the Merger in accordance with the relevant tax regulations. With respect to accounting treatment, any increase or decrease in tax required by Section 481 of the Code to place the accounts of P&S on the accrual method of accounting shall be taken into account by AACA and VIVRA and not by P&S or the P&S Physicians.

     13.5   ARBITRATION.
            -----------

            13.5.1 The parties will attempt through good faith negotiations to resolve their disputes regarding this Agreement. The term "disputes" includes, without limitation, any disagreements between the parties concerning the existence, formation, interpretation and implementation of this Agreement. If the parties are to resolve their disputes by negotiation, either party may commence arbitration by sending a written notice of arbitration to the other party. The notice will state the dispute with particularity.

            13.5.2 There shall be three arbitrators. If the parties fail to select mutually acceptable arbitrators within ten (10) days after the notice of arbitration, a tribunal of arbitrators (one selected by P&S, one selected by AACA, and one who shall be appointed by the first two arbitrators), who shall be located in the Commonwealth of Kentucky, shall be appointed as soon as possible on the request of either party. If any party fails to select an arbitrator within ten (10) days after demand, such arbitrator shall be appointed by the American Arbitration Association. The fee payable to the arbitrators shall be based upon the then current fee schedule of the American Arbitration Association.

            13.5.3 The parties shall have reasonable rights of discovery.

            13.5.4 Except as set forth in this Section, the tribunal shall conduct the arbitration according to the Commercial Arbitration Rules of the American Arbitration Association. Arbitration shall take place in Louisville, Kentucky, unless the parties otherwise agree. The tribunal shall base the decision on the express language of this Agreement. Within ten (10) days after the tribunal is appointed, or as soon thereafter as shall be reasonably practicable, the tribunal will conduct a hearing on the dispute. Each party may make written submissions to the tribunal, and each party shall have a reasonable opportunity for rebuttal, but no longer than ten (10) days. As soon as reasonably practicable, but not later than ten (10) days after the hearing is completed, the tribunal shall arrive at a final decision, which shall be reduced to writing, signed by the tribunal and mailed to each party and its legal counsel.

            13.5.5 All decisions of the tribunal shall be final, and binding on all parties, and (except as provided below) shall constitute the only method of resolving disputes. Judgment may be entered upon the decision in accordance with applicable law in any court having jurisdiction.

            13.5.6 This arbitration section and all decisions of the tribunal shall be specifically enforceable in a court of law, or in the arbitral tribunal.

     13.6   SECTION AND EXHIBIT HEADINGS.  The Section and Exhibit headings are
            ----------------------------
for reference only and shall not limit or control the meaning of any provisions of this Agreement.

     13.7   WAIVER.  No delay or omission on the part of any party hereto in
            ------
exercising any right hereunder shall operate as a waiver of such right or any other right under this Agreement.

     13.8   NATURE AND SURVIVAL OF REPRESENTATIONS.  All statements contained in
            --------------------------------------
any certificate delivered by or on behalf of a party to this Agreement in connection with the transactions contemplated hereby shall be deemed to be representations and warranties made by such party hereunder. The covenants, representations and warranties made by the parties each to the other in this Agreement or pursuant hereto shall survive the Effective Time as set forth in
Section 12.8 of this Agreement.

     13.9   EXHIBITS.  All Exhibits, schedules and documents referred to in, or
            --------
attached to, this Agreement are integral parts of this Agreement as if fully set forth herein and all statements appearing therein shall be deemed to be representations. All items disclosed hereunder shall be deemed disclosed only in connection with the specific representation to which they are explicitly referenced.

     13.10  AMENDMENTS.  This Agreement may be amended, but only in writing,
            ----------
signed by the parties hereto.

     13.11  COUNTERPARTS.  This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be an original, but all of which together shall comprise one and the same instrument. Any signature page to this Agreement may be witnessed by a telecopy or other facsimile of any original signature page and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

     13.12  ATTORNEYS' FEES.  If any party institutes litigation or arbitration
            ---------------
to interpret or enforce, or to recover damages for breach of, this Agreement, including any Individual Employment Agreement, each party will bear its own attorneys' fees and costs of litigation or arbitration.

     13.13  RULES OF CONSTRUCTION.  All references herein to the singular shall
            ---------------------
include the plural, and vice versa, and all references herein to the neuter shall include the masculine or feminine, as the case may be, and vice versa. When general words or terms are used herein followed by the word "including" (or another form of the word "include") and words of particular and specific meaning, the general words shall be construed in their widest extent, and shall not be limited to persons or things of the same general kind or class as those specifically mentioned in the words of particular and specific meaning. All parties have participated in the drafting of this Agreement. No provision of this Agreement shall be construed against or interpreted to the disadvantage of a party by reason of such party having or being deemed to have drafted, structured or dictated such provisions.

     13.14  TIME.  Time is of the essence of this Agreement.
            ----

     13.15  FURTHER ASSURANCES.  Following the Closing, P&S Physicians and AACA
            ------------------
will, at the request of the other, execute and deliver such other instruments or assignment, transfer and conveyance and take such other actions as a party may reasonably request to more effectively effect the Merger and other transactions contemplated by this Agreement. To the extent that P&S's rights under any P&S Contract, by virtue of the Merger, require the consent of another person which consent has not been obtained prior to, or concurrent with, the execution hereof, P&S Physicians will cooperate with AACA in any reasonable arrangement that is designed to provide for AACA the benefit of such asset.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              ASTHMA & ALLERGY CAREAMERICA, INC.,
                               a Delaware corporation ("AACA")



                              By:
                                 --------------------------------
                                 Title:
                                       --------------------------


                              VIVRA INCORPORATED, a Delaware
                               corporation ("VIVRA")


                              By:
                                 --------------------------------
                                 Title:
                                       --------------------------


                              POLLARD & SUBLETT, PSC, a Kentucky
                              professional corporation ("P&S")


                              By:
                                 --------------------------------
                                 Title:
                                       --------------------------



                              _____________________________________
                              STEPHEN J. POLLARD, M.D., an
                               individual resident of Kentucky
                               ("Pollard")


                              _____________________________________
                              JAMES L. SUBLETT, M.D., an individual
                               resident of Kentucky ("Sublett")

                                 EXHIBIT 1.2(I)

                              CERTIFICATE OF MERGER
                              ---------------------


                                 (See Attached)

                                 EXHIBIT 1.2(II)

                               ARTICLES OF MERGER
                               ------------------


                                 (See Attached)

                                   EXHIBIT 2.4

                           DISTRIBUTION OF VIVRA STOCK
                           ---------------------------


                                                            CASH FOR
                                        NUMBER OF           FRACTIONAL
     NAME                PERCENT         SHARES               SHARES
     ----                -------        ---------           ----------

     Pollard
     Sublett

                                 EXHIBIT 2.5(B)

            CALCULATION OF DETERMINED AMOUNT/CLOSING DATE ADJUSTMENT
            --------------------------------------------------------


Reconciliation of Deal Consideration

     Total Deal Consideration at _______

     P&S % of Total Consideration

            Net consideration to P&S at ________  =
            Add/Subtract Increase <Decrease>
                    In Net Equity

            Net Consideration to P&S at ________

Reconciliation of Net Equity Adjustment

     Valuation of Net Equity at _______

     Valuation of Net Equity at ________

     Net Increase<Decrease> in Net Equity

                                 EXHIBIT 3.4(I)

                            NONCOMPETITION AGREEMENT
                            ------------------------


                                 (SEE ATTACHED)

                                 EXHIBIT 3.4(II)

                                ESCROW AGREEMENT
                                ----------------


                                 (See Attached)

                                   EXHIBIT 4.1

              STATES REQUIRING QUALIFICATION OF P&S TO DO BUSINESS
              ----------------------------------------------------


     1.     Indiana

                                   EXHIBIT 4.2

                          ARTICLES OF INCORPORATION AND
                                   BYLAWS OF P&S
                          -----------------------------


                                 (See Attached)

                                   EXHIBIT 4.3

                          P&S'S CAPITAL STOCK/OWNERSHIP
                          -----------------------------


            NAME                   NUMBER OF SHARES
            ----                   ----------------

     Stephen J. Pollard, M.D.            10

     James L. Sublett, M.D.              10

                                   EXHIBIT 4.4

                               VIOLATED AGREEMENTS
                               -----------------

                                   EXHIBIT 4.5

                          TRANSACTIONS WITH AFFILIATES
                          ----------------------------

                                   EXHIBIT 4.7

                            P&S FINANCIAL STATEMENTS
                            ------------------------


                                 (See Attached)

                                 EXHIBIT 4.8(I)

                  MATERIAL REAL AND PERSONAL PROPERTIES OF P&S
                  --------------------------------------------


     Set forth below is an identification of the material real and tangible personal property used in the Business:

     Real Property
     -------------



     Tangible Personal Property
     --------------------------

                                 EXHIBIT 4.8(II)

                  LEASED OR NON-OWNED REAL OR PERSONAL PROPERTY
                  ---------------------------------------------


     Set forth below is an identification of the material real or tangible personal property which is used by P&S in the Business and which is either not owned by P&S or is leased or rented by P&S:

     Real Property
     -------------



     Leased Tangible Personal Property
     ---------------------------------

                                   EXHIBIT 4.9

                                   TAX MATTERS
                                   -----------


     The Tax Returns for which P&S has not filed and/or has not paid the applicable taxes are as follows:

     1.

     2.

     3.

     The real property leases and the tangible personal property leases identified on Exhibit 4.8 set forth an identification of P&S's contractual obligations to indemnify another person with respect to taxes.

                                 EXHIBIT 4.10(I)

                                  P&S CONTRACTS
                                  -------------


     Advertising Agreements
     ----------------------


     Maintenance Agreements
     ----------------------



     Patient Billing Agreements
     --------------------------


     P&S Third Party Payer Agreements
     --------------------------------


     Tangible Personal Property Leases
     ---------------------------------

     See Exhibit 4.8(ii)

     Real Property Leases
     --------------------

     See Exhibit 4.8(ii)

                                  P&S CONTRACTS
                                  -------------


     Employment Agreements
     ---------------------



     Miscellaneous Agreements
     ------------------------

                                EXHIBIT 4.10(II)

                             P&S PHYSICIAN CONTRACTS
                             -----------------------

                                  EXHIBIT 4.11

                             NONCOMPLIANCE WITH LAWS
                             -----------------------

                                  EXHIBIT 4.12

                                   LITIGATION
                                   ----------

                                 EXHIBIT 4.13.1

                               EMPLOYEE AGREEMENTS
                               -------------------


     The collective bargaining or labor agreements or written employment or employee related agreements entered into with or for the benefit of present or former employees of P&S areas are as follows:

                                 EXHIBIT 4.13.2

                             EMPLOYEE BENEFIT PLANS
                             ----------------------

                                 EXHIBIT 4.13.3

                              DEFINED BENEFIT PLANS
                              ---------------------

                                  EXHIBIT 4.14

                                   LIABILITIES
                                   -----------

                                  EXHIBIT 4.15

                                    INSURANCE
                                    ---------


Business Owners Insurance
- -------------------------


Malpractice Insurance
- ---------------------


Health Insurance
- ----------------

                                  EXHIBIT 4.16

                         CHANGES SINCE DECEMBER 31, 1995
                         -------------------------------


     Since December 31, 1995, P&S has not experienced any of the changes identified in Section 4.16 except:

     (i)

     (ii)

     (iii)

     (iv)

     (v)

     (vi)

     (vii)

     (viii)

     (ix)

     (x)

                                  EXHIBIT 4.17

                          CURRENT AND FORMER EMPLOYEES
                          ----------------------------


     Names, pay rates and accrued sick leave and vacation benefits of all current P&S employees and benefits of all former P&S employees who are entitled to continue to receive benefits:


                                 (See Attached)

                                  EXHIBIT 4.19

                              LICENSURE AND PERMITS
                              ---------------------


Licenses of P&S
- ---------------



Licenses of Physicians of P&S
- -----------------------------



Controlled Substances Registration Certificate
- ----------------------------------------------



Business Licenses
- -----------------



Malpractice Suits
- -----------------

                                  EXHIBIT 4.24

                     ENCUMBRANCES AND THIRD PARTY APPROVALS
                     --------------------------------------


     Encumbrances created by consummation of Agreement
     -------------------------------------------------



     Third Party Consents
     --------------------

                                  EXHIBIT 4.25

                                PERSONAL PROPERTY
                                -----------------

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                                   EXHIBIT 5.8

                      CERTIFICATE OF INCORPORATION OF AACA
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